UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2011

Superconductor Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction	Commission File Number	(IRS Employer
of Incorporation)		Identification No.)

460 Ward Drive, Santa Barbara, CA		93111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The voting results for the matters submitted to a vote of our stockholders at our Annual Stockholders Meeting held on May 11, 2011, which are described in detail in our proxy statement filed with the Securities and Exchange Commission on April 7, 2011, are as follows:

1.	The election of two Class 1 directors to serve until our 2014 annual meeting of stockholders:
	For	Withheld	Broker Non-votes
Jeffrey A. Quiram	10,873,596	52,289	14,308,848
Martin A. Kaplan	10,869,871	56,014	14,308,848

3.	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for 2011:

For	Against	Abstain	Broker Non-votes
25,115,720	91,171	27,842	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superconductor Technologies Inc.

Dated: May 16, 2011	By:	/s/ WILLIAM J. BUCHANAN

William J. Buchanan
Vice President and Chief Financial Officer